INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL	INTANGIBLE ASSETS AND GOODWILL

		Intangible Assets
($ millions)	Goodwill	Purchase and Sale Contracts and Other	Customer Relationships	Total	Total Goodwill & Intangible Assets
Cost
Balance at December 31, 2021	4,693	288	1,861	2,149	6,842
Additions	—	138	—	138	138
Disposition	(153)	(23)	(66)	(89)	(242)
Foreign exchange adjustments	17	1	48	49	66
Balance at December 31, 2022	4,557	404	1,843	2,247	6,804
Additions	—	47	—	47	47
Dispositions and other	—	(155)	—	(155)	(155)
Foreign exchange adjustments	(6)	—	(17)	(17)	(23)
Balance at December 31, 2023	4,551	296	1,826	2,122	6,673

Amortization
Balance at December 31, 2021	—	189	415	604	604
Amortization	—	9	84	93	93
Disposition	—	(8)	(22)	(30)	(30)
Foreign exchange adjustments	—	—	6	6	6
Balance at December 31, 2022	—	190	483	673	673
Amortization	—	13	81	94	94
Dispositions and other	—	(155)	(4)	(159)	(159)
Balance at December 31, 2023	—	48	560	608	608

Carrying amounts
Balance at December 31, 2022	4,557	214	1,360	1,574	6,131
Balance at December 31, 2023	4,551	248	1,266	1,514	6,065
Intangible assets have a finite useful life and are amortized using the straight-line method over 8 to 50 years.
The aggregate carrying amount of goodwill allocated to each operating segment is as follows:

As at December 31	2023	2022
($ millions)
Pipelines	2,716	2,722
Facilities	396	396
Marketing & New Ventures	1,439	1,439
Total goodwill	4,551	4,557
Goodwill Impairment Testing
For the purpose of impairment testing, goodwill is allocated to Pembina's operating segments which represent the groups of CGUs at which goodwill is monitored for management purposes. Annually, impairment testing for goodwill is performed in the fourth quarter.
The goodwill test was performed and no impairment was identified as it was determined that the recoverable amount for each operating segment exceeded the carrying amount, including goodwill. The recoverable amount was determined using a fair value less costs of disposal approach by discounting each operating segment's expected future cash flows (Level 3). The key assumptions that impact the recoverable amount include the following:
•Cash flows for the first five years are projected based on past experience, actual operating results and the business plan approved by management. Cash flows for Pipelines and Facilities incorporate assumptions regarding contracted volumes and rates, which are based on market expectations. In addition, revenue and cost of product projections for Marketing & New Ventures incorporate assumptions regarding commodity volumes and pricing, which are sensitive to changes in the commodity price environment.
•Cash flows for the remaining years of the useful lives of the assets within each operating segment are extrapolated for periods up to 60 years (2022: 75 years) using a long-term growth rate, except where contracted, long-term cash flows indicate that no growth rate should be applied or a specific reduction in cash flows is more appropriate.
•After-tax discount rates are applied in determining the recoverable amount of operating segments. Discount rates are estimated based on the risk free rate and average cost of debt, targeted debt to equity ratio, in addition to estimates of the specific operating segment's equity risk premium, size premium, projection risk, asset risk, and betas.
For each operating segment, key assumptions and discount rate sensitivity are presented below:

	Operating Segments
As at December 31, 2023	Pipelines	Facilities	Marketing & New Ventures
Key assumptions used
Average annual pre-tax cash flow ($ millions)	1,845	1,500	418
After-tax discount rate (percent)	7.7	7.6	9.7
Long-term growth rate (percent)	1.6	1.8	2.3
Incremental change in rates that would result in carrying value equal to recoverable amount
Increase in after-tax discount rate (percent)	2.4	1.0	4.0